                                                                   EXHIBIT 99.1

                                                       MONTHLY OPERATING REPORT

CASE  NAME:  KITTY HAWK AIRCARGO, INC.                          ACCRUAL BASIS

CASE  NUMBER:  400-42142-BJH-11                           02/13/95, RWD, 2/96

JUDGE:  BARBARA J. HOUSER


                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                       MONTHLY OPERATING REPORT - AMENDED

                        MONTH ENDING: DECEMBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:
/s/ Drew Keith                                      CHIEF FINANCIAL OFFICER
-------------------------------------------         ---------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                   TITLE

DREW KEITH                                                  3/20/2001
-------------------------------------------         ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                        AMENDED AS OF DATE

PREPARER:
/s/ Kevin K. Craig                                  CONTROLLER, KITTY HAWK INC.
-------------------------------------------         ---------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                            TITLE

KEVIN K. CRAIG                                              3/20/2001
-------------------------------------------         ---------------------------
PRINTED NAME OF PREPARER                                 AMENDED AS OF DATE


                                                            MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK AIRCARGO, INC.                               ACCRUAL BASIS-1

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96


                                                                   AMENDED 3/20/01

COMPARATIVE  BALANCE  SHEET
---------------------------

                                             SCHEDULE               MONTH             MONTH            MONTH
ASSETS                                        AMOUNT            OCTOBER, 2000    NOVEMBER, 2000   DECEMBER, 2000
------                                    -------------         -------------    --------------   --------------
1.      UNRESTRICTED CASH                       $16,904               $20,628           $21,578          $20,824
2.      RESTRICTED CASH                              $0                    $0                $0               $0
                                                -------               -------           -------          -------
3.      TOTAL CASH                              $16,904               $20,628           $21,578          $20,824
                                                =======               =======           =======          =======
4.      ACCOUNTS RECEIVABLE (NET)           $29,303,045           $13,024,107       $14,337,193      $60,136,013
5.      INVENTORY                            $1,508,508            $2,808,584        $2,419,148       $3,299,935
6.      NOTES RECEIVABLE                             $0                    $0                $0               $0
7.      PREPAID EXPENSES                     $2,294,717           $19,178,545       $21,783,033      $15,247,377
8.      OTHER (ATTACH LIST)                $111,256,463          ($44,672,920)     ($46,754,527)    ($61,924,601)
                                           ------------          ------------      ------------     ------------
9.      TOTAL CURRENT ASSETS               $144,379,636           ($9,641,056)      ($8,193,575)     $16,779,548
                                           ============           ===========       ===========      ===========
10.     PROPERTY, PLANT &  EQUIPMENT       $166,772,560          $217,508,349      $217,295,496     $208,636,080
11.     LESS: ACCUMULATED
        DEPRECIATION / DEPLETION                     $0           $51,878,276       $51,188,137      $50,224,636
                                            -----------           -----------       -----------      -----------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                          $166,772,560          $165,630,073      $166,107,359     $158,411,444
                                           ============          ============      ============     ============
13.     DUE FROM INSIDERS
14.     OTHER ASSETS--NET OF
        AMORTIZATION  (ATTACH  LIST)                 $0            $4,220,037        $4,206,850       $3,572,846
15.     OTHER (ATTACH LIST)                          $0                    $0                $0               $0
                                           ------------          ------------      ------------     ------------
16.     TOTAL ASSETS                       $311,152,196          $160,209,054      $162,120,634     $178,763,838
                                           ============          ============      ============     ============
POSTPETITION  LIABILITIES
-------------------------
17.     ACCOUNTS PAYABLE                                           $4,357,039        $8,009,017       $3,643,855
18.     TAXES PAYABLE                                                $226,700          $284,286         $289,995
19.     NOTES PAYABLE                                                      $0          $925,000         $900,000
20.     PROFESSIONAL FEES                                                  $0                $0               $0
21.     SECURED DEBT                                                       $0        $8,465,438       $8,326,195
22.     OTHER (ATTACH LIST)                                        $9,548,468        $5,028,842      $26,489,695
                                           ------------          ------------      ------------     ------------
23.     TOTAL POSTPETITION
        LIABILITIES                                               $14,132,207       $22,712,583      $39,649,740
                                                                  ===========       ===========      ===========
PREPETITION  LIABILITIES
------------------------
24.     SECURED DEBT                                              $29,350,000       $29,350,000      $27,100,000
25.     PRIORITY DEBT                        $2,177,962                    $0                $0               $0
26.     UNSECURED DEBT                     $184,252,878           $30,473,790       $30,185,978      $30,185,978
27.     OTHER (ATTACH LIST)                          $0           $20,075,979       $20,024,758      $20,360,550
                                           ------------          ------------      ------------     ------------
28.     TOTAL PREPETITION LIABILITIES      $186,430,840           $79,899,769       $79,560,736      $77,646,528
                                           ============           ===========       ===========      ===========
29.     TOTAL LIABILITIES                  $186,430,840           $94,031,976      $102,273,319     $117,296,268
                                           ============           ===========      ============     ============
EQUITY
------
30.     PREPETITION OWNERS' EQUITY                                $69,645,449       $69,645,449      $69,645,449
31.     POSTPETITION CUMULATIVE
        PROFIT  OR  (LOSS)                                        ($3,468,371)      ($9,798,134)     ($8,177,879)
32.     DIRECT CHARGES TO EQUITY
        (ATTACH  EXPLANATION)                                              $0                $0               $0
33.     TOTAL EQUITY                                 $0           $66,177,078       $59,847,315      $61,467,570
                                          =============           ===========       ===========      ===========
34.     TOTAL LIABILITIES &
        OWNERS'  EQUITY                    $186,430,840          $160,209,054      $162,120,634     $178,763,838
                                           ============          ============      ============     ============
                                                                           $0                $0               $0


                                                            MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                     ACCRUAL BASIS-2 AMENDED 3/20/01

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96

INCOME STATEMENT
----------------
                                              MONTH                 MONTH             MONTH          QUARTER
REVENUES                                  OCTOBER, 2000        NOVEMBER, 2000    DECEMBER, 2000       TOTAL
--------                                  -------------        --------------    --------------   --------------
1.     GROSS REVENUES                       $15,743,416           $15,352,722       $56,542,747      $87,638,885
2.     LESS: RETURNS & DISCOUNTS                     $0                    $0                $0               $0
                                            -----------           -----------       -----------      -----------
3.     NET REVENUE                          $15,743,416           $15,352,722       $56,542,747      $87,638,885
                                            ===========           ===========       ===========      ===========
COST  OF  GOODS  SOLD
---------------------
4.     MATERIAL                                      $0                    $0                $0               $0
5.     DIRECT LABOR                                  $0                    $0                $0               $0
6.     DIRECT OVERHEAD                               $0                    $0                $0               $0
                                            -----------           -----------       -----------      -----------
7.     TOTAL COST OF GOODS SOLD                      $0                    $0                $0               $0
                                            ===========           ===========       ===========      ===========
8.     GROSS PROFIT                         $15,743,416           $15,352,722       $56,542,747      $87,638,885
                                            ===========           ===========       ===========      ===========
OPERATING  EXPENSES
-------------------
9.     OFFICER / INSIDER COMPENSATION           $32,291               $32,291           $32,291          $96,873
10.    SELLING &  MARKETING                          $0                    $0                $0               $0
11.    GENERAL & ADMINISTRATIVE              $1,410,441            $1,342,905        $3,532,962       $6,286,308
12.    RENT &  LEASE                         $2,577,341            $2,503,385        $2,804,038       $7,884,764
13.    OTHER (ATTACH LIST)                  $13,452,447           $13,651,432       $40,436,014      $67,539,893
                                            -----------           -----------       -----------      -----------
14.    TOTAL OPERATING EXPENSES             $17,472,520           $17,530,013       $46,805,305      $81,807,838
                                            ===========           ===========       ===========      ===========
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                     ($1,729,104)          ($2,177,291)       $9,737,442       $5,831,047
                                            ===========           ===========        ==========       ==========
OTHER  INCOME & EXPENSES
------------------------
16.    NON-OPERATING INCOME (ATT. LIST)              $0               ($1,762)          ($2,113)         ($3,875)
17.    NON-OPERATING EXPENSE (ATT. LIST)             $0                    $0            $2,940           $2,940
18.    INTEREST EXPENSE                        $566,251              $451,382          $508,157       $1,525,790
19.    DEPRECIATION / DEPLETION                      $0                    $0                $0               $0
20.    AMORTIZATION                             $13,188               $13,188           $13,188          $39,564
21.    OTHER (ATTACH LIST)                     $240,725            $7,909,507        $5,917,022      $14,067,254
                                            -----------           -----------        ----------      -----------
22.    NET OTHER INCOME & EXPENSES             $820,164            $8,372,315        $6,439,194      $15,631,673
                                            ===========           ===========        ==========       ==========
REORGANIZATION  EXPENSES
------------------------
23.    PROFESSIONAL FEES                             $0                    $0          $449,400         $449,400
24.    U.S. TRUSTEE FEES                             $0                    $0              $250             $250
25.    OTHER (ATTACH LIST)                           $0                    $0                $0               $0
                                            -----------           -----------       -----------       ----------
26.    TOTAL REORGANIZATION EXPENSES                 $0                    $0          $449,650         $449,650
                                            ===========           ===========        ==========      ===========
27.    INCOME TAX                           ($1,020,007)          ($4,219,843)       $1,139,439      ($4,100,411)
                                            ===========           ===========        ==========      ===========
28.    NET PROFIT (LOSS)                    ($1,529,261)          ($6,329,763)       $1,709,159      ($6,149,865)
                                            ===========           ===========        ==========      ===========


                                                            MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                              ACCRUAL BASIS-3

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96


CASH  RECEIPTS  AND                          MONTH           MONTH          MONTH          QUARTER
DISBURSEMENTS                             OCTOBER, 2000  NOVEMBER, 2000  DECEMBER, 2000     TOTAL
--------------------------                -------------  --------------  --------------   -------------
1.    CASH - BEGINNING OF MONTH                 $20,999         $20,628         $21,578         $20,999
                                          =============   =============   =============   =============
RECEIPTS  FROM  OPERATIONS
--------------------------
2.    CASH SALES                                     $0              $0              $0              $0
                                          =============   =============   =============   =============
COLLECTION  OF  ACCOUNTS  RECEIVABLE
------------------------------------
3.    PREPETITION                                    $0              $0              $0              $0
4.    POSTPETITION                          $14,344,857     $12,215,082     $13,358,547     $39,918,486
                                          -------------   -------------   -------------   -------------
5.    TOTAL OPERATING RECEIPTS              $14,344,857     $12,215,082     $13,358,547     $39,918,486
                                          =============   =============   =============   =============
NON - OPERATING RECEIPTS
------------------------
6.    LOANS &  ADVANCES  (ATTACH LIST)               $0              $0              $0              $0
7.    SALE OF ASSETS                                 $0              $0              $0              $0
8.    OTHER (ATTACH LIST)                  ($14,345,228)   ($12,214,132)   ($13,359,301)   ($39,918,661)
                                           ------------    ------------    ------------    ------------
9.    TOTAL NON-OPERATING RECEIPTS         ($14,345,228)   ($12,214,132)   ($13,359,301)   ($39,918,661)
                                           ============    ============    ============    ============
10.   TOTAL RECEIPTS                              ($371)           $950           ($754)          ($175)
                                           ============    ============    ============    ============
11.   TOTAL CASH AVAILABLE                      $20,628         $21,578         $20,824         $20,824
                                           ============    ============    ============    ============
OPERATING  DISBURSEMENTS
------------------------
12.   NET PAYROLL                                    $0              $0                              $0
13.   PAYROLL TAXES PAID                             $0              $0                              $0
14.   SALES, USE &  OTHER  TAXES                     $0              $0                              $0
15.   SECURED / RENTAL / LEASES                      $0              $0                              $0
16.   UTILITIES                                      $0              $0                              $0
17.   INSURANCE                                      $0              $0                              $0
18.   INVENTORY PURCHASES                            $0              $0                              $0
19.   VEHICLE EXPENSES                               $0              $0                              $0
20.   TRAVEL                                         $0              $0                              $0
21.   ENTERTAINMENT                                  $0              $0                              $0
22.   REPAIRS &  MAINTENANCE                         $0              $0                              $0
23.   SUPPLIES                                       $0              $0                              $0
24.   ADVERTISING                                    $0              $0                              $0
25.   OTHER (ATTACH LIST)                            $0              $0                              $0
                                           ------------    ------------    ------------    ------------
26.   TOTAL OPERATING DISBURSEMENTS                  $0              $0              $0              $0
                                           ============    ============    ============    ============
REORGANIZATION  EXPENSES
------------------------
27.   PROFESSIONAL FEES                              $0              $0                              $0
28.   U.S. TRUSTEE FEES                              $0              $0                              $0
29.   OTHER (ATTACH LIST)                            $0              $0                              $0
                                           ------------    ------------    ------------    ------------
30.   TOTAL REORGANIZATION EXPENSES                  $0              $0              $0              $0
                                           ============    ============    ============    ============
31.   TOTAL DISBURSEMENTS                            $0              $0              $0              $0
                                           ============    ============    ============    ============
32.   NET CASH FLOW                               ($371)           $950           ($754)          ($175)
                                           ============    ============    ============    ============
33.   CASH - END OF MONTH                       $20,628         $21,578         $20,824         $20,824
                                           ============    ============    ============    ============


                                                            MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                              ACCRUAL BASIS-4

CASE  NUMBER:  400-42142-BJH-11                             02/13/95, RWD, 2/96


                                                     SCHEDULE          MONTH             MONTH             MONTH
ACCOUNTS  RECEIVABLE  AGING                           AMOUNT       OCTOBER, 2000    NOVEMBER, 2000    DECEMBER, 2000
---------------------------                        -------------   -------------    --------------    --------------

1.     0-30                                          $27,808,237      $9,668,192       $10,755,762       $57,844,363
2.     31-60                                            $648,873        $809,259          ($20,224)          $55,740
3.     61-90                                            $923,454        ($80,208)           $1,771          ($20,777)
4.     91+                                              ($77,519)      $1,147,186        $1,405,087       $1,401,866
                                                     -----------     -----------       -----------       -----------
5.     TOTAL ACCOUNTS RECEIVABLE                     $29,303,045     $11,544,429       $12,142,396       $59,281,192
                                                     ===========     ===========       ===========       ===========
6.     AMOUNT CONSIDERED UNCOLLECTIBLE
7.     ACCOUNTS RECEIVABLE (NET)                     $29,303,045     $11,544,429       $12,142,396       $59,281,192
                                                     ===========     ===========       ===========       ===========



AGING  OF  POSTPETITION  TAXES  AND  PAYABLES                           MONTH: DECEMBER, 2000
---------------------------------------------                           ---------------------

                                    0-30             31-60             61-90           91+
TAXES PAYABLE                       DAYS              DAYS             DAYS            DAYS           TOTAL
-------------                       ----              ----             ----            ----           -----
1.     FEDERAL                              $0               $0               $0              $0              $0
2.     STATE                          $289,994               $0               $0              $0        $289,994
3.     LOCAL                                                 $0               $0              $0              $0
4.     OTHER (ATTACH LIST)                                   $0               $0              $0              $0
                                    ----------         --------         --------      ----------      ----------
5.     TOTAL TAXES PAYABLE            $289,994               $0               $0              $0        $289,994
                                    ==========         ========         ========      ==========      ==========

6.     ACCOUNTS PAYABLE             $1,947,919         $203,138         $281,918      $1,210,880      $3,643,855
                                    ==========         ========         ========      ==========      ==========



STATUS  OF  POSTPETITION  TAXES                                          MONTH: DECEMBER, 2000
-------------------------------                                          ---------------------

                                                 BEGINNING         AMOUNT                                 ENDING
                                                    TAX         WITHHELD AND/        AMOUNT                TAX
FEDERAL                                         LIABILITY*      0R ACCRUED            PAID               LIABILITY
-------                                         ----------      -------------      ---------             ---------
1.     WITHHOLDING**                                    $0         $1,896,529           $1,896,529                $0
2.     FICA-EMPLOYEE**                                  $0                                                        $0
3.     FICA-EMPLOYER**                                  $0                                                        $0
4.     UNEMPLOYMENT                                     $0                                                        $0
5.     INCOME                                           $0                 $0                   $0                $0
6.     OTHER (ATTACH LIST)                              $0                                                        $0
                                                 ---------        -----------           ----------        ----------
7.     TOTAL FEDERAL TAXES                              $0         $1,896,529           $1,896,529                $0
                                                 =========        ===========           ==========        ==========
STATE  AND  LOCAL
-----------------
8.     WITHHOLDING                                      $0                                                        $0
9.     SALES                                            $0                                                        $0
10.    EXCISE                                     $284,286             $5,708                               $289,994
11.    UNEMPLOYMENT                                     $0                                                        $0
12.    REAL PROPERTY                                    $0                                                        $0
13.    PERSONAL PROPERTY                                $0           $124,118             $124,118                $0
14.    OTHER (ATTACH LIST)                              $0                                                        $0
                                                 ---------        -----------           ----------       -----------
15.    TOTAL STATE &  LOCAL                       $284,286           $129,826             $124,118          $289,994
                                                 =========        ===========           ==========        ==========
16.    TOTAL TAXES                                $284,286         $2,026,355           $2,020,647          $289,994
                                                 =========        ===========           ==========        ==========

----------
* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK AIRCARGO, INC.                           ACCRUAL BASIS-5

CASE  NUMBER:  400-42142-BJH-11                        02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH: DECEMBER, 2000

BANK  RECONCILIATIONS
---------------------

                                                           Account #1     Account #2       Account #3
                                                           ----------     ----------       ----------
A.        BANK:                                    Bank One
B.        ACCOUNT  NUMBER:                                 100130152                                            TOTAL
C.        PURPOSE  (TYPE):                         Operating Account
1.      BALANCE  PER  BANK  STATEMENT                               $0                                                 $0
2.      ADD:  TOTAL  DEPOSITS  NOT  CREDITED                        $0                                                 $0
3.      SUBTRACT:  OUTSTANDING  CHECKS                              $0                                                 $0
4.      OTHER  RECONCILING  ITEMS                                   $0                                                 $0
                                                   -------------------    ---------        ---------           ----------
5.      MONTH  END  BALANCE  PER  BOOKS                             $0           $0                $0                  $0
                                                   ===================    =========        ==========          ==========
6.      NUMBER  OF  LAST  CHECK  WRITTEN


INVESTMENT ACCOUNTS
-------------------

                                                   DATE OF              TYPE OF           PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                    PURCHASE           INSTRUMENT           PRICE             VALUE
-------------------------------                    --------           ----------          --------          -------
7.
8.
9.

10.

11.     TOTAL  INVESTMENTS                                                                    $0                 $0
                                                                                           ======           =======

CASH
----
12.     CURRENCY ON HAND                                                                                    $20,824
                                                                                                            -------

13.     TOTAL  CASH  -  END  OF MONTH                                                                       $20,824
                                                                                                            =======

                                                        MONTHLY OPERATING REPORT

       CASE NAME:  KITTY HAWK AIRCARGO, INC.                    ACCRUAL BASIS-6

       CASE  NUMBER:  400-42142-BJH-11                  02/13/95, RWD, 2/96

                                                          MONTH:  DECEMBER 2000

       PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS

       OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                    INSIDERS
                                    --------
                                      TYPE OF           AMOUNT      TOTAL PAID
            NAME                      PAYMENT           PAID         TO DATE
            ----                      -------          --------     ----------
1.     Clark Stevens                  Salary           $16,458       $122,915
2.     Donny Scott                    Salary           $15,833        $91,665
3.     Susan Hawley                   Salary                $0        $41,667
                                                       -------        -------
4.
5.
6.     TOTAL PAYMENTS
       TO  INSIDERS                                    $32,291       $256,247
                                                       =======       ========

                                                         PROFESSIONALS
                                                         -------------
                                        DATE OF COURT                   TOTAL
                                      ORDER AUTHORIZING     AMOUNT      AMOUNT   TOTAL PAID   INCURRED
         NAME                            PAYMENT           APPROVED      PAID      TO DATE   & UNPAID *
         ----                         -----------------    --------     ------   ----------  ----------
1.    SEE KITTY HAWK, INC. MOR - CASE# 400-42141-BJH-11
2.
3.
4.
5.

6.    TOTAL PAYMENTS
      TO  PROFESSIONALS                                        $0         $0          $0           $0
                                                               ==         ==          ==           ==

----------
*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

                                                 SCHEDULED       AMOUNTS
                                                   MONTHLY        PAID          TOTAL
                                                  PAYMENTS        DURING        UNPAID
             NAME OF CREDITOR                        DUE         MONTH       POSTPETITION
             ----------------                  ------------   ----------     ------------
1.    PEGASUS                                      $403,000     $403,000              $0
2.    REPUBLIC                                     $269,166     $269,166              $0
3.    PROVIDENT                                    $125,000     $125,000              $0
4.    COAST BUSINESS                               $262,000     $262,000              $0
5.    WELLS FARGO                                        $0           $0              $0
                                                 ----------   ----------              --
6.    TOTAL                                      $1,059,166   $1,059,166              $0
                                                 ==========   ==========              ==

                                                       MONTHLY OPERATING REPORT

 CASE NAME:  KITTY HAWK AIRCARGO, INC.                         ACCRUAL  BASIS-7

 CASE  NUMBER:  400-42142-BJH-11                       02/13/95, RWD, 2/96

                                                       MONTH:   DECEMBER, 2000

 QUESTIONNAIRE
 -------------
                                                                                            YES                NO
                                                                                            ---                --
 1.     HAVE  ANY  ASSETS  BEEN  SOLD  OR  TRANSFERRED  OUTSIDE                                                X
        THE  NORMAL  COURSE  OF  BUSINESS  THIS  REPORTING  PERIOD?

 2.     HAVE  ANY  FUNDS  BEEN  DISBURSED  FROM  ANY  ACCOUNT                                                  X
        OTHER  THAN  A  DEBTOR  IN  POSSESSION  ACCOUNT?

 3.     ARE ANY POSTPETITION  RECEIVABLES (ACCOUNTS, NOTES, OR                                                 X
        LOANS) DUE  FROM RELATED PARTIES?

 4.     HAVE  ANY  PAYMENTS  BEEN  MADE  ON  PREPETITION  LIABILITIES                                          X
        THIS REPORTING PERIOD?

 5.     HAVE  ANY  POSTPETITION  LOANS  BEEN  RECEIVED BY THE                                                  X
        DEBTOR FROM ANY PARTY?

 6.     ARE  ANY  POSTPETITION  PAYROLL  TAXES  PAST  DUE?                                                     X

 7.     ARE  ANY  POSTPETITION  STATE  OR  FEDERAL  INCOME  TAXES                                              X
        PAST  DUE?

 8.     ARE  ANY  POSTPETITION  REAL  ESTATE  TAXES  PAST  DUE?                                                X

 9.     ARE  ANY OTHER POSTPETITION  TAXES  PAST  DUE?                                                         X

 10.    ARE  ANY  AMOUNTS  OWED  TO  POSTPETITION  CREDITORS                                                   X
        DELINQUENT?

 11.    HAVE  ANY  PREPETITION  TAXES  BEEN  PAID  DURING  THE                                                 X
        REPORTING PERIOD?

 12.    ARE ANY WAGE PAYMENTS PAST DUE?                                                                        X

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



INSURANCE
---------
                                                                                            YES                NO
                                                                                            ---                --
 1.     ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER                              X
        NECESSARY INSURANCE COVERAGES IN EFFECT?

 2.     ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?                                          X

 3.     PLEASE  ITEMIZE  POLICIES  BELOW.

 IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              INSTALLMENT PAYMENTS
                              --------------------

        TYPE  OF                                                  PAYMENT AMOUNT
        POLICY           CARRIER           PERIOD COVERED          & FREQUENCY
        -------          -------           --------------          -------------

     SEE KITTY HAWK, INC. MOR - CASE # 400-42141-BJH-11

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                           DECEMBER, 2000

                                                               AMENDED 03/20/01
ACCRUAL BASIS-1

8.    OTHER  (ATTACH  LIST)                                                            $ (61,924,601) Reported
                                                                                        -------------
           Intercompany Receivables                                                      (66,445,319)
           Deposits - State Street Bank (TA Air)                                           3,534,696
           Deposits - Landing & Parking                                                       57,000
           Deposits - Ventura Aerospace                                                       65,125
           Deposits - Rent                                                                   112,723
           Deposits - Misc                                                                   642,985
           Intangible - Mather                                                               108,189
                                                                                         -----------
                                                                                         (61,924,601)Detail
                                                                                         ===========
                                                                                                   - Difference

14.   OTHER  (ATTACH  LIST)                                                              $ 3,572,846 Reported
                                                                                         -----------
           Deposits - Aircraft Leases                                                      2,320,000
           Intangible - ATAZ STC                                                           1,252,846
                                                                                         -----------
                                                                                           3,572,846 Detail
                                                                                         ===========
                                                                                                   - Difference

22.   OTHER  (ATTACH  LIST)                                                             $ 26,489,695 Reported
                                                                                         ------------
           Accrued A/P                                                                    20,952,629
           Deposit held for ATAZ sale                                                        150,000
           Accrued Salaries & Wages                                                        1,800,563
           Accrued 401K & Misc PR Deductions                                                 109,239
           Accrued PR Taxes (FICA)                                                           119,537
           Accrued Fuel Exp                                                                8,548,122
           Accrued Interest                                                                   17,819
           Accrued Maintenance Reserves                                                      245,182
           Accrued Fed Income Tax (Post)                                                  (5,453,396)
                                                                                          ----------
                                                                                          26,489,695 Detail
                                                                                          ==========
                                                                                                   - Difference

27.   OTHER (ATTACH LIST)                                                               $ 20,360,550 Reported
---                                                                                     ------------
           Accrued A/P                                                                     5,642,226
           Accrued Maintenance Reserves                                                   10,267,512
           Accrued Fed Income Tax (Pre)                                                    3,332,363
           Accrued Taxes - Other                                                                 444
           FINOVA Equip Accrued                                                              359,005
           Pegasus Lease Incentive                                                           759,000

                                                                                          20,360,550 Detail
                                                                                          ==========
                                                                                                   - Difference

CASE NAME:  KITTY HAWK AIRCARGO, INC.

CASE  NUMBER:  400-42142-BJH-11

DETAILS OF OTHER ITEMS                                           DECEMBER, 2000

ACCRUAL BASIS-2                                                AMENDED 03/20/01


13.   OTHER (ATTACH LIST)                                                                 $40,436,014 Reported
                                                                                          -----------
           Aircraft Expense                                                                23,506,887
           Maintenance                                                                      5,349,813
           Fuel                                                                                83,282
           Ops Wages-Flight                                                                 2,857,612
           Ops Wages-Grnd                                                                   2,466,554
           Ground Handling                                                                  4,214,947
           Other Operating Exp                                                              1,956,919
                                                                                            ---------
                                                                                           40,436,014 Detail
                                                                                           ==========
                                                                                                    - Difference

16    NON OPERATING INCOME (ATT.  LIST)                                                       ($2,113)Reported
                                                                                              -------
           Non-Op Income                                                                       (2,113)Detail
                                                                                              =======
                                                                                                    - Difference

17    NON OPERATING EXPENSE (ATT.  LIST)                                                       $2,940 Reported
                                                                                               ------
           Non-Op Expense                                                                       2,940 Detail
                                                                                               ======
                                                                                                    - Difference

21    OTHER (ATTACH  LIST)                                                                 $5,917,022 Reported
                                                                                           ----------
           (Gain)/Loss on Sale of Assets                                                    5,917,022 Detail
                                                                                           ==========
                                                                                                    - Difference

ACCRUAL BASIS-3

8.    OTHER  (ATTACH  LIST)                                                               (13,359,301)Reported
                                                                                          -----------
           Transfer to Inc - all money sweeps                                             (13,359,301)Detail
                                                                                          -----------
              to KH Inc. Case #400-42141                                                            - Difference
                                                                                          ===========

CASE NAME:  KITTY HAWK AIRCARGO, INC.          FOOTNOTES SUPPLEMENT

CASE  NUMBER:  400-42142-BJH-11                  ACCRUAL BASIS

                                                 MONTH:          DECEMBER, 2000

                                                               AMENDED 03/20/01

 ACCRUAL BASIS
  FORM NUMBER            LINE NUMBER                   FOOTNOTE / EXPLANATION
 -------------           -----------                   ----------------------

     3                       8        All cash received into the subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account


     3                      31        All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.

     4                       6        All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.

     7                       3        All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.

 1, 2, + Other Detail    Various      Amended for further information discovered in preparation for annual audit subsequent to orignal filing date of January 31, 2001.

     3                       3        The current general ledger system is not able to provide a detail of customer cash receipts segregated by prepetition and post petition accounts receivable.